EXHIBIT 4.3
                                                                     -----------

                                    AMENDMENT

         AMENDMENT ("Amendment") dated as of January 31, 2006 (the "Effective Date"), to the Incentive Stock Option Award Agreement dated August 1, 2004 (the "Option Agreement") between National Imaging Associates, Inc., a Delaware corporation (the "Company") and John J. Donahue (the "Optionee"). Certain capitalized terms not defined herein have the meaning set forth in the Option Agreement.

         WHEREAS, the Company and TA IX L.P. has entered into an Agreement and Plan of Merger dated as of December 12, 2005 (the "Merger Agreement") with Magellan Health Services, Inc., a Delaware corporation, ("Magellan") and Magellan Sub Co. I, Inc., a Delaware corporation; and

         WHEREAS, the Merger Agreement provides that options to purchase shares of common stock of the Company shall terminate and be cashed out effective as of the consummation of the transaction contemplated thereby, except that Magellan will assume certain options (the "Modified Options") awarded under the Company's 2002 Long Term Incentive Compensation Plan (the "Plan") as of such consummation; and

         WHEREAS, Sections 2.1(e) and 3.2(a) of the Merger Agreement, and the agreements referred to in Exhibit 6.2(g) to the Merger Agreement, provide for the modification of the Modified Options in connection with the assumption of the Modified Options by Magellan; and

         WHEREAS, the Company and the Optionee desire to so modify the Option granted pursuant to the Option Agreement in accordance with the Merger Agreement;

         NOW, THEREFORE, effective immediately prior to and contingent upon the consummation of the transaction contemplated by the Merger Agreement, the Option Agreement is modified in accordance with the following:

         1. NEW SECTION 5. A new Section 5 is added to the Option Agreement, immediately following Section 4 thereof, to read in its entirety as follows:

"SECTION 5. Notwithstanding anything to the contrary contained in the Plan, upon the consummation of the transaction contemplated by the Agreement and Plan of Merger dated as of December 12, 2005 (the "Merger Agreement") between and among the Company, Magellan Health Services, Inc., a Delaware corporation, ("Magellan"), Magellan Sub Co. I, Inc., a Delaware corporation, and TA IX L.P., the Option granted pursuant to this Option Agreement shall be treated as follows: (i) the portion of the Option related to the purchase of 28,333 Shares of Common Stock of the Company shall terminate and be cashed out in accordance with Section 12.4(a) of the Plan and the Merger Agreement, and (ii) the remaining portion of the Option, which has been identified as a Modified Option (as defined in the Merger Agreement), shall not terminate and shall not be cashed out in such transaction, but instead shall survive such consummation, and shall be assumed by Magellan in connection therewith, subject to the following modifications hereto in accordance with the Merger Agreement, which such modifications shall be effective as of and contingent upon such consummation:

         (a) Section 1 of this Agreement shall provide that this Option shall be an option to purchase 6,746 shares of common stock of Magellan, par value $.01 per share.

         (b) Section 2 of this Agreement shall provide that the Option Price per share of common stock of Magellan, par value $.01 per share, shall be $6.20.

         (c) The first paragraph of Section 3 regarding vesting and exercisability shall be deleted in its entirety and replaced by the following:

         "Notwithstanding anything to the contrary in the Plan, the Option will vest in equal installments of one third on each of the first three anniversaries of the Effective Date; provided, however, that the Option will vest in full (to the extent not already vested) upon the occurrence of: (i) the Optionee's death, (ii) the Optionee's Disability, as defined in Section 7(d) of the Employment Agreement dated as of December 12, 2005 between Magellan and the Optionee (the "Employment Agreement"), (iii) a termination of employment without Cause (as defined in the Employment Agreement) or a termination of employment by the Optionee, in both cases pursuant to Section 7(c) of the Employment Agreement, or (iv) immediately prior to a change of control of Magellan if the Options are not assumed by a successor to Magellan in a manner that will keep the Optionee economically whole with respect to the Options."

         (d) References to the "Committee" in Section 4 shall be deemed to refer in each case to the Management Compensation Committee of the Board of Directors of Magellan; and any discretion under the Plan that could be exercised by the Company or its Board of Directors, the Compensation Committee thereof or the administrative committee of the Plan shall instead be exercisable by the Management Compensation Committee of the Board of Directors of Magellan.

         2. Except as expressly modified by this Amendment, the Option Agreement shall continue in full force and effect. For the avoidance of doubt, the Option is intended to be and is intended to remain an "incentive stock option" under Section 422 of the Code.

         IN WITNESS WHEREOF, this Amendment to the Option Agreement has been executed by the undersigned as of the date first above written.


                                       NATIONAL IMAGING ASSOCIATES, INC.

                                       By: __________________________________
                                       Name:
                                       Title:

                                       --------------------------------------
                                       John Donahue

                                    AMENDMENT


         AMENDMENT ("Amendment") dated as of January 31, 2006 (the "Effective Date"), to the Incentive Stock Option Award Agreement dated July 1, 2003 with respect 319,000 shares of Common Stock (the "Option Agreement") between National Imaging Associates, Inc., a Delaware corporation (the "Company") and John J. Donahue (the "Optionee"). Certain capitalized terms not defined herein have the meaning set forth in the Option Agreement.

         WHEREAS, the Company and TA IX L.P. has entered into an Agreement and Plan of Merger dated as of December 12, 2005 (the "Merger Agreement") with Magellan Health Services, Inc., a Delaware corporation, ("Magellan") and Magellan Sub Co. I, Inc., a Delaware corporation; and

         WHEREAS, the Merger Agreement provides that options to purchase shares of common stock of the Company shall terminate and be cashed out effective as of the consummation of the transaction contemplated thereby, except that Magellan will assume certain options (the "Modified Options") awarded under the Company's 2002 Long Term Incentive Compensation Plan (the "Plan") as of such consummation; and

         WHEREAS, Sections 2.1(e) and 3.2(a) of the Merger Agreement, and the agreements referred to in Exhibit 6.2(g) to the Merger Agreement, provide for the modification of the Modified Options in connection with the assumption of the Modified Options by Magellan; and

         WHEREAS, the Company and the Optionee desire to so modify the Option granted pursuant to the Option Agreement in accordance with the Merger Agreement;

NOW, THEREFORE, effective immediately prior to and contingent upon the consummation of the transaction contemplated by the Merger Agreement, the Option Agreement is modified in accordance with the following:

         2. NEW SECTION 6. A new Section 6 is added to the Option Agreement, immediately following Section 5 thereof, to read in its entirety as follows:

"SECTION 6. Notwithstanding anything to the contrary contained in the Plan, upon the consummation of the transaction contemplated by the Agreement and Plan of Merger dated as of December 12, 2005 (the "Merger Agreement") between and among the Company, Magellan Health Services, Inc., a Delaware corporation, ("Magellan"), Magellan Sub Co. I, Inc., a Delaware corporation, and TA IX L.P., the Option granted pursuant to this Option Agreement shall be treated as follows: the Option, which has been identified as a Modified Option (as defined in the Merger Agreement), shall not terminate and shall not be cashed out in accordance with Section 12.4(a) of the Plan and the Merger Agreement, but instead shall survive such consummation, and shall be assumed by Magellan in connection therewith, subject to the following modifications hereto in accordance with the Merger Agreement, which such modifications shall be effective as of and contingent upon such consummation:

         (a) Section 1 of this Agreement shall provide that this Option shall be an option to purchase 41,653 shares of common stock of Magellan, par value $.01 per share.

         (b) Section 2 of this Agreement shall provide that the Option Price per share of common stock of Magellan, par value $.01 per share, shall be $4.44.

         (c) Section 3 regarding vesting and exercisability, and Schedule A to the Option Agreement, shall be deleted in their entirety and replaced by the following:

         "3. Vesting and Initial Exercisability. Notwithstanding anything to the contrary in the Plan, the Option will vest in equal installments of one third on each of the first three anniversaries of the Effective Date; provided, however, that the Option will vest in full (to the extent not already vested) upon the occurrence of: (i) the Optionee's death, (ii) the Optionee's Disability, as defined in Section 7(d) of the Employment Agreement dated as of December 12, 2005 between Magellan and the Optionee (the "Employment Agreement"), (iii) a termination of employment without Cause (as defined in the Employment Agreement) or a termination of employment by the Optionee, in both cases pursuant to
         Section 7(c) of the Employment Agreement, or (iv) immediately prior to a change of control of Magellan if the Options are not assumed by a successor to Magellan in a manner that will keep the Optionee economically whole with respect to the Options."

         (d) References to the "Committee" in Section 5 shall be deemed to refer in each case to the Management Compensation Committee of the Board of Directors of Magellan; and any discretion under the Plan that could be exercised by the Company or its Board of Directors, the Compensation Committee thereof or the administrative committee of the Plan shall instead be exercisable by the Management Compensation Committee of the Board of Directors of Magellan.

         2. Except as expressly modified by this Amendment, the Option Agreement shall continue in full force and effect. For the avoidance of doubt, the Option is intended to be and is intended to remain an "incentive stock option" under Section 422 of the Code.

         IN WITNESS WHEREOF, this Amendment to the Option Agreement has been executed by the undersigned as of the date first above written.


                                         NATIONAL IMAGING ASSOCIATES, INC.
                                         By: __________________________________
                                         Name:
                                         Title:



                                         --------------------------------------
                                         John Donahue

                                    AMENDMENT

         AMENDMENT ("Amendment") dated as of January 31, 2006 (the "Effective Date"), to the Incentive Stock Option Award Agreement dated July 1, 2003 related to the purchase of 318,993 shares of Common Stock (the "Option Agreement") between National Imaging Associates, Inc., a Delaware corporation (the "Company") and John J. Donahue (the "Optionee"). Certain capitalized terms not defined herein have the meaning set forth in the Option Agreement.

         WHEREAS, the Company and TA IX L.P. has entered into an Agreement and Plan of Merger dated as of December 12, 2005 (the "Merger Agreement") with Magellan Health Services, Inc., a Delaware corporation, ("Magellan") and Magellan Sub Co. I, Inc., a Delaware corporation; and

         WHEREAS, the Merger Agreement provides that options to purchase shares of common stock of the Company shall terminate and be cashed out effective as of the consummation of the transaction contemplated thereby, except that Magellan will assume certain options (the "Modified Options") awarded under the Company's 2002 Long Term Incentive Compensation Plan (the "Plan") as of such consummation; and

         WHEREAS, Sections 2.1(e) and 3.2(a) of the Merger Agreement, and the agreements referred to in Exhibit 6.2(g) to the Merger Agreement, provide for the modification of the Modified Options in connection with the assumption of the Modified Options by Magellan; and

         WHEREAS, the Company and the Optionee desire to so modify the Option granted pursuant to the Option Agreement in accordance with the Merger Agreement;

         NOW, THEREFORE, effective immediately prior to and contingent upon the consummation of the transaction contemplated by the Merger Agreement, the Option Agreement is modified in accordance with the following:

         3. NEW SECTION 6. A new Section 6 is added to the Option Agreement, immediately following Section 5 thereof, to read in its entirety as follows:

"SECTION 6. Notwithstanding anything to the contrary contained in the Plan, upon the consummation of the transaction contemplated by the Agreement and Plan of Merger dated as of December 12, 2005 (the "Merger Agreement") between and among the Company, Magellan Health Services, Inc., a Delaware corporation, ("Magellan"), Magellan Sub Co. I, Inc., a Delaware corporation, and TA IX L.P., the Option granted pursuant to this Option Agreement shall be treated as follows: (i) the portion of the Option related to the purchase of 239,242 Shares of Common Stock of the Company shall terminate and be cashed out in accordance with Section 12.4(a) of the Plan and the Merger Agreement, and (ii) the remaining portion of the Option, which has been identified as a Modified Option (as defined in the Merger Agreement), shall not terminate and shall not be cashed out in such transaction, but instead shall survive such consummation, and shall be assumed by Magellan in connection therewith, subject to the following modifications hereto in accordance with the Merger Agreement, which such modifications shall be effective as of and contingent upon such consummation:

         (a) Section 1 of this Agreement shall provide that this Option shall be an option to purchase 10,413 shares of common stock of Magellan, par value $.01 per share.

         (b) Section 2 of this Agreement shall provide that the Option Price per share of common stock of Magellan, par value $.01 per share, shall be $4.44.

         (c) Section 3 regarding vesting and exercisability shall be deleted in its entirety and replaced by the following:

         "3. Vesting and Initial Exercisability.

         Notwithstanding anything to the contrary in the Plan, the Option will vest in equal installments of one third on each of the first three anniversaries of the Effective Date; provided, however, that the Option will vest in full (to the extent not already vested) upon the occurrence of: (i) the Optionee's death, (ii) the Optionee's Disability, as defined in Section 7(d) of the Employment Agreement dated as of December 12, 2005 between Magellan and the Optionee (the "Employment Agreement"), (iii) a termination of employment without Cause (as defined in the Employment Agreement) or a termination of employment by the Optionee, in both cases pursuant to Section 7(c) of the Employment Agreement, or (iv) immediately prior to a change of control of Magellan if the Options are not assumed by a successor to Magellan in a manner that will keep the Optionee economically whole with respect to the Options."

         (d) References to the "Committee" in Section 5 shall be deemed to refer in each case to the Management Compensation Committee of the Board of Directors of Magellan; and any discretion under the Plan that could be exercised by the Company or its Board of Directors, the Compensation Committee thereof or the administrative committee of the Plan shall instead be exercisable by the Management Compensation Committee of the Board of Directors of Magellan.

         2. Except as expressly modified by this Amendment, the Option Agreement shall continue in full force and effect. For the avoidance of doubt, the Option is intended to be and is intended to remain an "incentive stock option" under Section 422 of the Code.

         IN WITNESS WHEREOF, this Amendment to the Option Agreement has been executed by the undersigned as of the date first above written.


                                        NATIONAL IMAGING ASSOCIATES, INC.

                                        By: __________________________________
                                        Name:
                                        Title:


                                        --------------------------------------
                                        John Donahue

                                    AMENDMENT

         AMENDMENT ("Amendment") dated as of January 31, 2006 (the "Effective Date"), to the Incentive Stock Option Award Agreement dated May 1, 2005 (the "Option Agreement") between National Imaging Associates, Inc., a Delaware corporation (the "Company") and John J. Donahue (the "Optionee"). Certain capitalized terms not defined herein have the meaning set forth in the Option Agreement.

         WHEREAS, the Company and TA IX L.P. has entered into an Agreement and Plan of Merger dated as of December 12, 2005 (the "Merger Agreement") with Magellan Health Services, Inc., a Delaware corporation, ("Magellan") and Magellan Sub Co. I, Inc., a Delaware corporation; and

         WHEREAS, the Merger Agreement provides that options to purchase shares of common stock of the Company shall terminate and be cashed out effective as of the consummation of the transaction contemplated thereby, except that Magellan will assume certain options (the "Modified Options") awarded under the Company's 2002 Long Term Incentive Compensation Plan (the "Plan") as of such consummation; and

         WHEREAS, Sections 2.1(e) and 3.2(a) of the Merger Agreement, and the agreements referred to in Exhibit 6.2(g) to the Merger Agreement, provide for the modification of the Modified Options in connection with the assumption of the Modified Options by Magellan; and

         WHEREAS, the Company and the Optionee desire to so modify the Option granted pursuant to the Option Agreement in accordance with the Merger Agreement;

         NOW, THEREFORE, effective immediately prior to and contingent upon the consummation of the transaction contemplated by the Merger Agreement, the Option Agreement is modified in accordance with the following:

         4. NEW SECTION 5. A new Section 5 is added to the Option Agreement, immediately following Section 4 thereof, to read in its entirety as follows:

"SECTION 5. Notwithstanding anything to the contrary contained in the Plan, upon the consummation of the transaction contemplated by the Agreement and Plan of Merger dated as of December 12, 2005 (the "Merger Agreement") between and among the Company, Magellan Health Services, Inc., a Delaware corporation, ("Magellan"), Magellan Sub Co. I, Inc., a Delaware corporation, and TA IX L.P., the Option granted pursuant to this Option Agreement shall be treated as follows: (i) the portion of the Option related to the purchase of 8,333 Shares of Common Stock of the Company shall terminate and be cashed out in accordance with Section 12.4(a) of the Plan and the Merger Agreement, and (ii) the remaining portion of the Option, which has been identified as a Modified Option (as defined in the Merger Agreement), shall not terminate and shall not be cashed out in such transaction, but instead shall survive such consummation, and shall be assumed by Magellan in connection therewith, subject to the following modifications hereto in accordance with the Merger Agreement, which such modifications shall be effective as of and contingent upon such consummation:

         (a) Section 1 of this Agreement shall provide that this Option shall be an option to purchase 5,441 shares of common stock of Magellan, par value $.01 per share.

         (b) Section 2 of this Agreement shall provide that the Option Price per share of common stock of Magellan, par value $.01 per share, shall be $7.66.

         (c) The first paragraph of Section 3 regarding vesting and exercisability shall be deleted in its entirety and replaced by the following:

         "Notwithstanding anything to the contrary in the Plan, the Option will vest in equal installments of one third on each of the first three anniversaries of the Effective Date; provided, however, that the Option will vest in full (to the extent not already vested) upon the occurrence of: (i) the Optionee's death, (ii) the Optionee's Disability, as defined in Section 7(d) of the Employment Agreement dated as of December 12, 2005 between Magellan and the Optionee (the "Employment Agreement"), (iii) a termination of employment without Cause (as defined in the Employment Agreement) or a termination of employment by the Optionee, in both cases pursuant to Section 7(c) of the Employment Agreement, or (iv) immediately prior to a change of control of Magellan if the Options are not assumed by a successor to Magellan in a manner that will keep the Optionee economically whole with respect to the Options."

         (d) References to the "Committee" in Section 4 shall be deemed to refer in each case to the Management Compensation Committee of the Board of Directors of Magellan; and any discretion under the Plan that could be exercised by the Company or its Board of Directors, the Compensation Committee thereof or the administrative committee of the Plan shall instead be exercisable by the Management Compensation Committee of the Board of Directors of Magellan.

         2. Except as expressly modified by this Amendment, the Option Agreement shall continue in full force and effect. For the avoidance of doubt, the Option is intended to be and is intended to remain an "incentive stock option" under Section 422 of the Code.

         IN WITNESS WHEREOF, this Amendment to the Option Agreement has been executed by the undersigned as of the date first above written.


                                          NATIONAL IMAGING ASSOCIATES, INC.

                                          By: __________________________________
                                          Name:
                                          Title:


                                          --------------------------------------
                                          John Donahue